UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2009

KIMCO REALTY CORPORATION

 (Exact Name of Registrant as Specified in Charter)

Maryland	1-10899	13-2744380
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

3333 New Hyde Park Road, Suite 100 New Hyde Park, NY	11042
(Address of Principal Executive Offices)	(Zip Code)

(516) 869-9000

 (Registrant’s telephone number, including area code)

Not applicable

(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On November 3, 2009, Kimco Realty Corporation (the “Company”) announced that, effective December 31, 2009, David B. Henry, 60, has been appointed by the board of directors to serve as the Company’s chief executive officer. Thereafter, Milton Cooper will continue to serve as executive chairman of the Company’s board of directors but will no longer function as the Company’s chief executive officer. The Company’s press release describing these events is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01

Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 3, 2009, issued by Kimco Realty Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION

By:

/s/ Michael V. Pappagallo

Name:

Michael V. Pappagallo

Title:

Executive Vice President,

Chief Financial Officer, and

Chief Administrative Officer

Date:  November 3, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 3, 2009, issued by Kimco Realty Corporation.